UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2014
SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (914) 345-2620
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition
On March 6, 2014, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the year ended December 31, 2013.

Item 8.01.     Other Events

On March 6, 2014, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Board of Directors of the registrant had declared a quarterly dividend of $.015 per share payable on April 7, 2014 to shareholders of record on March 21, 2014.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 6, 2014*

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated: March 10, 2014	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer